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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         May 21, 1996
                                                 -------------------------

                         Physician Support Systems, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                           33-80731                  13-3624081
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

             Route 230 and Eby-Chiques Road, Mt. Joy, PA              17552
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             (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (717) 653-5340
                                                   -------------------------

                                 not applicable
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         (Former name or former address, if changed since last report.)



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Item 2.  Acquisition or Disposition of Assets.

         On May 21, 1996, PSS ALM, Inc. ("PSS-ALM"), a wholly owned subsidiary of Physician Support Systems, Inc., a Delaware corporation (the "Company"), purchased substantially all of the assets and liabilities of ALM, Inc., a Kansas corporation ("ALM").

         ALM provides accounts receivable management and other services to hospital-based physicians. The assets purchased include ALM's customer arrangements, software, leases and other personal property. PSS-ALM paid cash in the amount of $1,400,000 for the assets and the non-compete agreements of ALM and its stockholders, and the Company issued 11,628 shares of its common stock, par value $.001 per share, to ALM. The purchase price was based primarily on an evaluation of the earnings of the business. An additional payment of up to $200,000 may be payable to ALM on or about May 20, 1998, based on the retention of existing clients of the business at that time.

         Each of the shareholders of ALM entered into employment agreements with PSS-ALM, under which they agreed to be employed by PSS-ALM through December 31, 1999 in substantially the same capacities as they were employed by ALM prior to the acquisition. These shareholders also agreed not to compete with the Company or its affiliates during the employment period and for five years thereafter. Under their employment agreements, the former ALM owners are entitled to receive a salary plus incentive compensation based on the increase in earnings before interest and taxes after 1996.

         A portion of the proceeds from the Company's initial public offering completed in February 1996 was used to finance the purchase price and noncompete payments.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Businesses Acquired.
         (b)     Pro Forma Financial Information.

         As of the date of this Report, it is impracticable to provide the required financial statements and pro forma financial information relating to ALM. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

         (c)    Exhibits.

         (2) Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession. Exhibit 2 - Asset Purchase Agreement among ALM, Inc., the Shareholders of ALM, Inc., PSS ALM, Inc. and Physician Support Systems, Inc., dated May 17, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).

         (99) Additional Exhibits. Exhibit 99 - Copy of press release issued by the Company May 22, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 PHYSICIAN SUPPORT SYSTEMS, INC.



Date June 4, 1996.                               By /s/ David S. Geller
                                                    Senior Vice President


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                                  EXHIBIT INDEX

Exhibit 2

Asset Purchase Agreement among ALM, Inc., the Shareholders of ALM, Inc., PSS ALM, Inc. and Physician Support Systems, Inc., dated May 17, 1996 (omitting schedules and exhibits thereto, which will be furnished supplementally to the Commission upon request).


Exhibit 99

Copy of press release issued by the Company May 22, 1996.


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